U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2003


                          London Pacific Group Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

The Registrant today announced the following:

 FOR IMMEDIATE RELEASE                                       28 March 2003




                          LONDON PACIFIC GROUP LIMITED
                           (London: LPG, OTCBB: LDPGY)



London Pacific Group Limited is pleased to announce, effective March 28, 2003 that Mr Harold Hughes is appointed as a member of the Compensation Committee.




Contact:

Ian Whitehead, London Pacific Group Limited Tel: 01534 607700 (UK)